UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 8, 2007 (November 7, 2007)
(Date of Report (date of earliest event reported))

Hughes Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-33040	13-3871202
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee IdentificationNumber)

11717 Exploration Lane Germantown, Maryland 20876
(Address of principal executive office and Zip code

 (301) 428-5500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.

On November 7, 2007, Hughes Communications, Inc. (the “Company”) issued a press release announcing certain financial results for the quarter ended September 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this Current Report on Form 8-K is listed on the Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Communications, Inc.

Date: November 8, 2007	By:	/s/ Dean A. Manson
	Name:	Dean A. Manson
	Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated November 7, 2007 issued by Hughes Communications, Inc. regarding financial results for the quarter ended September 30, 2007.